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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             Digital Island, Inc.
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            (Exact name of registrant as specified in its charter)

                DE                                      68-0322824
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

         353 Sacramento Street, 1520
              San Francisco, CA                            94111
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     (Address of principal executive offices)             (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                  Name of each exchange on which
        to be so registered                  each class is to be registered

           Not Applicable                              Not Applicable
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-77039 (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
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                               (Title of Class)

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                               (Title of Class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1
(File No. 333-77039).

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Item 2.  Exhibits.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-77039).

3.2 Amended and Restated Bylaws -- incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-77039).

4.1 Specimen of Common Stock Certificate -- incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-77039).

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    DIGITAL ISLAND, INC.
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Date  June 4, 1999
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By    /s/ T.L. Thompson
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     * Print the name and title of the signing officer under his signature.